UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

BNY Mellon Large Cap Securities Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Large Cap Securities Fund, Inc.

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by portfolio managers, Karen Behr, Matthew Jenkin and Julianne McHugh of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, the BNY Mellon Large Cap Securities Fund, Inc. (the “fund”) produced a total return of −21.07%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of −19.96% for the same period.2

Equity markets posted losses as rising interest rates and high inflation weighed on returns. The fund underperformed the Index largely due to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, we focus on large-capitalization, U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We attempt to measure a security’s intrinsic value by analyzing “real” data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and select stocks based on their value, growth and financial profiles.

Inflation, Monetary Policy Weigh on Markets

Markets reached new highs early in the reporting period before a shift in market sentiment led to steep declines. The strong performance early in the period stemmed from robust consumer spending and corporate earnings. Economic data showed continued strength in consumer demand, and companies reported resilient margins.

Several concerns led to a shift in markets early in 2022: inflation, monetary policy, China’s “Zero COVID-19” policy and the Ukraine war. Inflation data continued to trend upward during the period, reaching a 40-year high in the U.S. In the U.S., the Federal Reserve (the “Fed”) raised the federal funds rate 0.25% in March 2022, 0.50% in May 2022, and 0.75% in June 2022. Most other central banks also raised their policy rates.

China’s intermittent shutdowns in response to a reemergence of the pandemic, hampered supply chains, which contributed to rising prices around the globe. Geopolitics also weighed on markets when Russia invaded Ukraine, amplifying a sell-off in the global equity markets as the impact of war complicated global inflation. As the markets digested the winding down of accommodative pandemic-related policies, the lingering supply-chain snags, COVID-19 flare-ups and high inflation dampened the growth and margin outlook.

In addition, the persistence of inflation led some observers to note that “demand destruction” could occur, which could contribute to a recession. Others noted that recession was becoming increasingly likely as it has historically been difficult for the Fed to achieve a “soft landing” for the economy. The challenge for the Fed remains raising interest rates enough to slow inflation without tipping the economy into recession.

This myriad of concerns impacted valuations, resulting in market weakness. Fundamentals have also been hindered by rising input costs and labor shortages in some industries. Most sectors were challenged in the period, but the energy sector was a notable outperformer, driven by high oil increases.

Stock Selection Hindered Fund Performance

The fund lagged the Index primarily due to stock selection in the information technology and industrials sectors. In the information technology sector, shares of NVIDIA, a semiconductor company, sold off during the period from peak multiples due to rising interest rates, general cyclical concerns and a relatively higher exposure to cryptocurrencies than its peers. However, we continue to see strength in data center artificial intelligence demand, given the breadth of applications, customers and product cycles.

Shares of Block (formerly Square) also sold off during the period on concerns around its exposure to cryptocurrencies and potential funding concerns relating to their holding of Afterpay, an Australian company in the ”Buy Now Pay Later” business. We believe the sell-off in Block is overdone, and expectations have been lowered to support valuation. We continue to like Block as a reliable, one-stop shop for a number of themes, including digital transformation, ESG/Impact investing, blockchain and the integration of payments, software and commerce.

In the industrial sector, Trane Technologies and Ingersoll Rand were the primary detractors. We have strong conviction about these companies and believe their underperformance was a pullback from strength due to inflation concerns and a market transition to value names. We believe both names have pricing power and will outperform through the economic cycle. Trane continues to push the envelope as a solution provider for energy efficiency and also for digitizing maintenance. As for Ingersoll Rand, the company is doing with industrial compressors what Trane is doing with heating, ventilation and air conditioning in the commercial market — improving efficiencies.

On a more positive note, an overweight in the energy sector along with strong stock selection in both the energy and financial sectors helped offset the lagging performance in information technology and industrials sectors. In the energy sector, an overweight to the sector was beneficial, as our holdings returned over 51%, driven by our position in EQT Corporation. As the European Union (EU) and the world transition to cleaner energy, natural gas is a solution. EQT is the leader in the natural gas industry and set to benefit from long-term structural growth as demand continues to rise, and production is limited by pipe constraints and producer discipline. At the start of the year, the EU Commission moved toward declaring some nuclear power stations and natural gas-fired power plants as green investments, opening them to positive fund flows from sustainable strategies. The fund’s performance was further supported by Hess, an exploration and production company, and Valero Energy, a refiner, as commodity prices soared.

Positioned for Continued Recovery

We continue to position the fund to benefit from a continued rebound in equity markets. We look for high-quality assets with experienced management teams and proven track records of success and strong execution. We focus on identifying market leaders with a history of disciplined capital deployment that maximize returns on invested capital, and strong products/competitive positioning to drive demand and gain market share.

July 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involve special risks including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Securities Fund, Inc. from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

Expenses paid per $1,000†	$3.15
Ending value (after expenses)	$789.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

Expenses paid per $1,000†	$3.56
Ending value (after expenses)	$1,021.27
†	Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.9%
Automobiles & Components - 1.6%
Tesla	35,406	[a]	23,843,108
Banks - 4.0%
Bank of America	1,002,071		31,194,470
JPMorgan Chase & Co.	232,085		26,135,092
			57,329,562
Capital Goods - 7.9%
AMETEK	193,213		21,232,177
Howmet Aerospace	499,395		15,705,973
Ingersoll Rand	773,420		32,545,514
Rockwell Automation	76,689		15,284,885
Trane Technologies	229,795		29,843,477
			114,612,026
Consumer Services - 1.2%
Booking Holdings	9,790	[a]	17,122,612
Diversified Financials - 2.9%
BlackRock	37,735		22,982,124
The Goldman Sachs Group	63,378		18,824,534
			41,806,658
Energy - 7.6%
EQT	982,560		33,800,064
Hess	387,728		41,075,904
Valero Energy	328,452		34,907,879
			109,783,847
Food & Staples Retailing - 1.4%
Walmart	167,786		20,399,422
Food, Beverage & Tobacco - 2.6%
PepsiCo	229,033		38,170,640
Health Care Equipment & Services - 5.3%
DexCom	213,788	[a]	15,933,620
Edwards Lifesciences	255,120	[a]	24,259,361
Intuitive Surgical	90,281	[a]	18,120,299
Medtronic	214,027		19,208,923
			77,522,203
Household & Personal Products - 1.1%
The Estee Lauder Companies, Cl. A	61,630		15,695,312
Insurance - 5.3%
Assurant	140,702		24,320,341
Chubb	146,445		28,788,158
The Progressive	210,432		24,466,929
			77,575,428

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Materials - 3.3%
Alcoa	658,319		30,006,180
CF Industries Holdings	209,454		17,956,491
			47,962,671
Media & Entertainment - 7.1%
Alphabet, Cl. C	39,404	[a]	86,194,279
The Walt Disney Company	176,891	[a]	16,698,510
			102,892,789
Pharmaceuticals Biotechnology & Life Sciences - 12.1%
AbbVie	275,625		42,214,725
Danaher	135,241		34,286,298
Eli Lilly & Co.	171,525		55,613,551
Seagen	116,670	[a]	20,643,590
Zoetis	136,710		23,499,082
			176,257,246
Retailing - 5.9%
Amazon.com	504,000	[a]	53,529,840
National Vision Holdings	458,631	[a]	12,612,352
The TJX Companies	334,967		18,707,907
			84,850,099
Semiconductors & Semiconductor Equipment - 5.5%
Applied Materials	196,404		17,868,836
NVIDIA	270,468		41,000,244
Qualcomm	157,936		20,174,745
			79,043,825
Software & Services - 12.8%
Ansys	45,326	[a]	10,846,059
Block	137,725	[a]	8,464,578
Microsoft	410,455		105,417,158
Roper Technologies	56,283		22,212,086
Salesforce	134,279	[a]	22,161,406
Visa, Cl. A	87,533	[b]	17,234,372
			186,335,659
Technology Hardware & Equipment - 8.6%
Apple	823,966		112,652,631
Zebra Technologies, Cl. A	41,474	[a]	12,191,282
			124,843,913
Transportation - 1.5%
Union Pacific	104,886		22,370,086
Utilities - 2.2%
NextEra Energy	409,582		31,726,222
Total Common Stocks (cost $1,009,353,877)			1,450,143,328

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,153,714)	1.48	3,153,714	[c]	3,153,714
Total Investments (cost $1,012,507,591)		100.1%		1,453,297,042
Liabilities, Less Cash and Receivables		(.1%)		(1,033,977)
Net Assets		100.0%		1,452,263,065

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2022, the value of the fund’s securities on loan was $17,061,897 and the value of the collateral was $17,634,023, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.9
Health Care	17.5
Financials	12.2
Industrials	9.4
Consumer Discretionary	8.7
Energy	7.5
Communication Services	7.1
Consumer Staples	5.1
Materials	3.3
Utilities	2.2
Investment Companies	.2
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	9,564,643	159,335,847	(165,746,776)	3,153,714	28,324

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,061,897)—Note 1(c):
Unaffiliated issuers	1,009,353,877	1,450,143,328
Affiliated issuers	3,153,714	3,153,714
Dividends and securities lending income receivable		318,706
Receivable for shares of Common Stock subscribed		62,446
Prepaid expenses		43,131
		1,453,721,325
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		875,908
Cash overdraft due to Custodian		148,835
Payable for shares of Common Stock redeemed		338,036
Directors’ fees and expenses payable		9,905
Other accrued expenses		85,576
		1,458,260
Net Assets ($)		1,452,263,065
Composition of Net Assets ($):
Paid-in capital		959,500,771
Total distributable earnings (loss)		492,762,294
Net Assets ($)		1,452,263,065

Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)	111,373,689
Net Asset Value Per Share ($)	13.04

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,857,415
Affiliated issuers	28,324
Income from securities lending—Note 1(c)	10,116
Total Income	8,895,855
Expenses:
Management fee—Note 3(a)	5,314,184
Shareholder servicing costs—Note 3(b)	248,903
Directors’ fees and expenses—Note 3(c)	67,019
Professional fees	64,350
Prospectus and shareholders’ reports	37,306
Registration fees	19,939
Loan commitment fees—Note 2	13,776
Custodian fees—Note 3(b)	13,670
Chief Compliance Officer fees—Note 3(b)	11,497
Interest expense—Note 2	2,784
Miscellaneous	15,389
Total Expenses	5,808,817
Net Investment Income	3,087,038
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	55,641,130
Net change in unrealized appreciation (depreciation) on investments	(450,776,684)
Net Realized and Unrealized Gain (Loss) on Investments	(395,135,554)
Net (Decrease) in Net Assets Resulting from Operations	(392,048,516)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	3,087,038	5,846,695
Net realized gain (loss) on investments	55,641,130	163,321,770
Net change in unrealized appreciation (depreciation) on investments	(450,776,684)	237,846,933
Net Increase (Decrease) in Net Assets Resulting from Operations	(392,048,516)	407,015,398
Distributions ($):
Distributions to shareholders	(17,537,590)	(194,719,730)
Capital Stock Transactions ($):
Net proceeds from shares sold	98,946,188	10,145,289
Distributions reinvested	16,104,462	178,596,467
Cost of shares redeemed	(89,158,868)	(111,148,164)
Increase (Decrease) in Net Assets from Capital Stock Transactions	25,891,782	77,593,592
Total Increase (Decrease) in Net Assets	(383,694,324)	289,889,260
Net Assets ($):
Beginning of Period	1,835,957,389	1,546,068,129
End of Period	1,452,263,065	1,835,957,389
Capital Share Transactions (Shares):
Shares sold	6,424,244	626,708
Shares issued for distributions reinvested	1,022,112	11,379,347
Shares redeemed	(6,104,493)	(6,871,791)
Net Increase (Decrease) in Shares Outstanding	1,341,863	5,134,264

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2022		Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.69	14.74	12.43	10.47	11.55	10.54
Investment Operations:
Net investment income[a]	.03	.06	.09	.15	.11	.09
Net realized and unrealized gain (loss) on investments	(3.52)	3.79	3.15	2.65	(.24)	1.97
Total from Investment Operations	(3.49)	3.85	3.24	2.80	(.13)	2.06
Distributions:
Dividends from net investment income	(.03)	(.05)	(.09)	(.15)	(.12)	(.10)
Dividends from net realized gain on investments	(.13)	(1.85)	(.84)	(.69)	(.83)	(.95)
Total Distributions	(.16)	(1.90)	(.93)	(.84)	(.95)	(1.05)
Net asset value, end of period	13.04	16.69	14.74	12.43	10.47	11.55
Total Return (%)	(21.07)[b]	27.28	26.56	27.06	(1.20)	20.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[c]	.70	.71	.72	.71	.75
Ratio of net investment income to average net assets	.38[c]	.35	.67	1.23	.98	.82
Portfolio Turnover Rate	11.65[b]	17.70	44.24	27.73	32.16	40.41
Net Assets, end of period ($ x 1,000)	1,452,263	1,835,957	1,546,068	1,315,545	1,132,091	1,232,034

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Securities Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,450,143,328	-	-	1,450,143,328
Investment Companies	3,153,714	-	-	3,153,714

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $1,379 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $24,872,959 and long-term capital gains $169,846,771. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2022 was approximately $274,586 with a related weighted average annualized rate of 2.04%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended June 30, 2022 was .65%.

The Agreement also provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net assets for any full fiscal year. During the period ended June 30, 2022, there was no reduction in expenses pursuant to the Agreement.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .312% of the value of the fund’s average daily net assets.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2022, the fund was charged $160,574 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2022, the fund was charged $13,670 pursuant to the custody agreement.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $805,407, Custodian fees of $8,000, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $56,258.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2022, amounted to $210,912,842 and $192,372,965, respectively.

At June 30, 2022, accumulated net unrealized appreciation on investments was $440,789,451, consisting of $539,377,997 gross unrealized appreciation and $98,588,546 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Large Cap Securities Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DREVX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0026SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Large Cap Securities Fund, Inc.

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: August 22, 2022

By: /s/ James Windels

       James Windels

      Treasurer (Principal Financial Officer)

Date: August 18, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)